Corporate Overview AUGUST 2023 Asset-Centric. Patient-Centric.

This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs. The communication of this presentation may be restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 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Statements in this presentation that are not statements of historical fact are forward-looking statements, including, without limitation, statements related to the Company’s ability to deliver impactful medicines to patients; the ability of our key executives to drive execution of the Company’s portfolio of programs; our asset-centric business model and the intended advantages and benefits thereof; research and clinical development plans; the scope, progress, results and costs of developing our product candidates or any other future product candidates; the development and therapeutic potential of our product candidates, including SerpinPC, LB101, LB206, other LockBody candidates, our LockBody technology platform, ORX750 and other orexin agonist molecules; strategy; regulatory matters, including the timing and likelihood of success of obtaining approvals to initiate or continue clinical trials or market any products; enroll subjects in clinical trials; market size and opportunity for our product candidates; and our anticipated cash runway. Words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” “aim,” “seek,” and variations of these words or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward- looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including, without limitation, risks related to our ability to protect and maintain our intellectual property position; business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company; risks inherent in developing products and technologies; future results from our ongoing and planned clinical trials; our ability to obtain adequate financing, including through our financing facility with Oberland, to fund our planned clinical trials and other expenses; trends in the industry; the legal and regulatory framework for the industry, including the receipt and maintenance of clearances to conduct or continue clinical testing; future expenditures risks related to our asset-centric corporate model; the risk that any one or more of our product candidates will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and risks related to the COVID-19 pandemic including the effects of the Delta, Omicron and any other variants, geo-political risks such as the Russia-Ukraine conflict and other risk factors contained in our filings with the U.S. Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date this presentation is given. All projections, valuations and statistical analyses are provided for information purposes only. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. They may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory agency. No representation or warranty, express or implied, is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation or warranty, express or implied, as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Disclaimer 2

Discovering and developing medicines that are transformational for patients Multiple potential blockbuster assets Cash runway into 2026 enables multiple clinical readouts World-class R&D team 3 Note: The Company reported $303.6 million in cash, cash equivalents and short-term investments as of June 30, 2023. In addition, the Company received approximately $15.0 million in gross proceeds through ATM sales in August 2023.

DIFFERENTIATION

We are a transformational pharmaceutical company fueling an innovative pipeline



Focused development teams
Innovative and uncorrelated assets
Data-driven 'go / no-go' decisions
Minimal infrastructure
CENTESSA PHARMACEUTICALS
Asset-Centric.
Patient-Centric.

MULTIPLE PATHWAYS TO SIGNIFICANT VALUE CREATION

Lead Assets	Disease	Estimated Market Size*
SerpinPC	Hemophilia B	**$2B+[1]**
PD-L1xCD47 LockBody® (LB101)	Solid Tumors	**$10B[1]**
PD-L1xCD3 LockBody® (LB206)	Solid Tumors	**$10B[1]**
ORX750	Narcolepsy (NT1) and other sleep disorders	**$2B+[1]**

Centessa has multiple early-stage programs including additional orexin agonists and discovery-stage programs not reflected on this slide. Where applicable, Centessa plans to provide updates on preclinical programs as they advance toward clinical studies.

*Source: [1]Evaluate Pharma 2021 and internal estimates

CENTESSA PHARMACEUTICALS

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INNOVATIVE PIPELINE

Potential first-in-class/ best-in-class medicines for patients

ASSET	DISEASE	MECHANISM	PRE-CLINICAL	PHASE 1	PHASE 2	REGISTRATIONAL
SerpinPC	**Hemophilia B**	Activated Protein C Inhibitor				
LB101	**Solid Tumors**	PD-L1xCD47 LockBody				
LB206	**Solid Tumors**	PD-L1xCD3 LockBody				
ORX750	**Narcolepsy Type 1 (NT1) and other sleep disorders**	Orexin Receptor-2 (OX2R) Agonist				

CASH RUNWAY INTO 2026 ENABLES MULTIPLE CLINICAL READOUTS

CENTESSA PHARMACEUTICALS

Centessa has multiple early-stage programs including additional orexin agonists and discovery-stage programs not reflected on this slide.

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LEADERSHIP Team with deep R&D experience and focused on execution 6 DAVID CHAO PhD Chief Administrative Officer TIA BUSH Chief Technology & Quality Officer SAURABH SAHA MD PhD Chief Executive Officer ANTOINE YVER MD MSc EVP & Chairman of Development DAVID GRAINGER PhD Chief Innovation Officer IQBAL HUSSAIN General Counsel GREG WEINHOFF MD MBA Chief Financial Officer KAREN ANDERSON Chief People Officer KRISTEN SHEPPARD ESQ SVP, Investor Relations & Corp. Comm. HARRIS ROTMAN PhD SVP, Regulatory Affairs PATRICK YUE MD SVP, Clinical Development

SerpinPC in Hemophilia 7

SerpinPC: Novel, subcutaneously administered biologic inhibitor of APC

In registrational studies for the treatment of hemophilia B

HEMOPHILIA B UNMET NEED

Inconvenient, frequent and invasive IV dosing required with standard of care factor prophylaxis

Data for potentially competitive agents has shown potential risk of thrombosis

High proportion of patients outside U.S. and Europe are not treated

~ 500,000
Estimated global prevalence

~ $9B+
Hem A market[1]

~$2B+
Hem B market[1]

Novel MoA; Showed significant **reduction in bleeding**[2]

Shown to have a **favorable safety and well tolerated profile**[2]; **No thrombosis** observed[2]

Designed as **convenient subcutaneous injection**

SerpinPC is an investigational serine protease inhibitor (SERPIN) engineered to specifically inhibit activated protein C (APC), that has not been approved by the FDA or any other regulatory authority. MoA is mechanism of action. Source: 1. Evaluate Pharma 2021. 2. Ongoing Phase 2a Study (AP-0101) being conducted in Georgia and Moldova to evaluate safety, tolerability, pharmacokinetics and efficacy of SerpinPC in a population of severe hemophilia A and B subjects not on previous prophylaxis and with a history of frequent bleeding.

CENTESSA PHARMACEUTICALS

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SerpinPC: Designed to exploit novel pharmacology to prevent and reduce bleeding 9 Primary APC is the target of SerpinPC All beds Spontaneous joint bleeds • Human genetic target validation • Engineered to specifically inhibit APC • Inhibition of APC increases thrombin • Feedback loop designed to prevent excess thrombin generation SerpinPC 3D-model of SerpinPC Modified a1 anti-trypsin with 3 substitution mutations to confer selective inhibition of activated protein C (APC)

10 SerpinPC Phase 2a Study Robust and highly differentiating clinical data With total exposure of over 40 patient-years across multiple dosing regimens, Phase 2a data showed: The top graph shows the D-dimer results in the 17 subjects who had results < 500 and the 5 subjects who had non-consecutive results > 500. The bottom graph shows the results in the 2 subjects who had two or more consecutive results > 500. The blue line represents a subject who suffered a large traumatic hematoma (hip bleed), and the orange line represents a subject diagnosed with cancer, neither of which were determined to be treatment-related elevations. 1. Phase 2a study data from Part 3 and Part 4 were presented in oral presentations at ASH and EAHAD in December 2022 and February 2023, respectively. 2. There were no thromboembolic events and no treatment-related sustained elevations of D-dimer observed across the Phase 2a study, to date. D-dimer is a sensitive measure of excessive thrombin generation. No observations of thrombosis or treatment-related, non-transient elevations in D-dimer1,2 Favorable Safety Profile1,2

11 SerpinPC Phase 2a Study Robust and highly differentiating clinical data With total exposure of over 40 patient-years across multiple dosing regimens, Phase 2a data showed: 1. Phase 2a study data from Part 3 and Part 4 were presented in oral presentations at ASH and EAHAD in December 2022 and February 2023, respectively. SerpinPC administered subcutaneously at 60 mg flat Q4W (Part 3) and 1.2 mpk Q2W (Part 4). Favorable Tolerability Profile1 No observations of treatment- related, adverse events1

12 SerpinPC Phase 2a Study Robust and highly differentiating clinical data With total exposure of over 40 patient-years across multiple dosing regimens, Phase 2a data showed: SerpinPC reduced median all-bleeds ABR by 93% at highest dose tested ABR is annualized bleeding rate. 1. Phase 2a study data from Part 4 presented at ASH and EAHAD in December 2022 and February 2023, respectively. Part 4 Dosing: 1.2 mpk of SerpinPC administered subcutaneously once every 2 weeks for 24 weeks Reduction in Bleeding1

13 SerpinPC In registrational studies for hemophilia B, with or without inhibitors SerpinPC has not been approved by the FDA or any other regulatory authority. Granted Fast Track designation by the FDA in May 2023 Granted Orphan Drug Designation by the FDA in Sept. 2022

LB101 and LB206 in Solid Tumors 14

LockBody Technology Platform: Aims to redefine immuno-oncology treatment

Phase 1/2a trial of first LockBody candidate (LB101) is ongoing

LockBody®

"It's all about the hinge"



Novel pharmacology focused on human IgG-derived hinges susceptible to natural intra-tumoral hinge cleavage

Designed as **single agent systemic treatment** to selectively drive potent effector function activity, such as **CD47 or CD3**, in a solid tumor while avoiding systemic toxicity

Robust non-clinical activity demonstrating potential **wide therapeutic index**

LB101 (PD-L1xCD47) in Phase 1/2a study

LB206 (PD-L1xCD3) development candidate

CENTESSA PHARMACEUTICALS

LB101 and LB206 are investigational agents that have not been approved by the FDA or any other regulatory authority. Company initiated Phase 1/2a clinical trial of LB101 and dosed first subject in March 2023. LB206 was announced a PD-L1xCD3 development candidate in Aug. 2023. TME is tumor micro-environment.

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LB101: A novel, conditionally tetravalent PD-L1xCD47 bispecific monoclonal antibody 16 Tumor Unlocking: IgG1 hinges susceptible to cleavage in diseased tissue by various natural processes Peripheral Stability: IgG1 hinges naturally resistant to cleavage in serum Constitutive Fabs: PD-L1 Domains Fully human Contingent Fabs: Locked CD47 Domains IgG1 Fc LOCKED UNLOCKED Exposed CDRs TME is tumor micro-environment 1. Constitutive Fabs drive tumor enrichment 2. Natural cleavage of IgG-derived hinges in tumors Designed to optimally deliver PD-L1 targeted anti-CD47 activity to the TME

LB101 showed improved efficacy and durability over atezolizumab in a difficult-to-treat mouse model while being well tolerated 17 In vivo study showed systemically delivered LB101 exhibited significant tumor regression In vivo study showed LB101 was well tolerated with no weight loss Note: MC38 hPD-L1+ syngeneic model in mouse; Arrows indicate dosing every 3 days (Q3d x 6) at Days 0, 3, 6, 9, 12, and 15. 5 mg/kg of atezolizumab is equivalent to 8.5 mg/kg of LB101.

LB101 shown to have favorable safety and tolerability profile in non-human primates up to 50 mg/kg weekly x 4 weeks

***In-vivo:* LB101 delivered IV at 5, 20, 50mg/kg (q7d x 4) in non-human primates**

- Human IgG1-like PK
- No adverse observations
    - No anemia or thrombocytopenia
    - No changes in pathology, clinical chemistry or coagulation parameters


Pharmacokinetics
LB101 (ng/ml)
Time post-dose (hours)
Bodyweight
Bodyweight (kg)
Study Day
RBC
Red Blood Cells (10^12/L)
Study Day
Platelets
Platelets (10^9/L)
Study Day
Hemoglobin
Haemoglobin (g/dL)
Study Day
Neutrophils
Neutrophils (10^9/L)
Days post-dose
5 mg/kg (m)
5 mg/kg (f)
20 mg/kg (m)
20 mg/kg (f)
50 mg/kg (m)
50 mg/kg (f)

CENTESSA PHARMACEUTICALS

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19 LB101 LockBody in Phase 1/2a Clinical Trial Phase 1/2a Clinical Trial • Open-label, multicenter, dose escalation with expansion cohorts • Part 1: LB101 monotherapy in subjects with selected, advanced solid tumors; determine recommended dose(s) for expansion (Part 2) • Part 2: Design depends on Part 1 results; will further evaluate the safety, efficacy, tolerability, pharmacokinetics, and immune response of LB101 • Study to provide insights on LockBody technology platform in clinical setting Dosing subjects in ongoing Phase 1/2a first-in-human clinical trial of LB101

LB206: A novel, conditionally bivalent PD-L1xCD3 bispecific monoclonal antibody



LOCKED
Constitutive Fabs:
PD-L1 Domain
Fully human
Contingent Fabs:
Locked CD3 Domain
IgG1 Fc
1. Constitutive Fabs drive tumor enrichment
2. Natural cleavage of IgG-derived hinges in tumors
UNLOCKED
Exposed CDRs
CD3 Domain (unlocked)
PD-L1 Domain
IgG1 Fc
DEACTIVATED
CD3 Domain (Deactivated)
PD-L1 Domain
IgG1 Fc

Peripheral Stability: IgG1 hinges naturally resistant to cleavage in serum

Tumor Unlocking: IgG1 hinges susceptible to cleavage in diseased tissue by various natural processes

Deactivation: Second cleaving event terminates CD3 activity

CENTESSA PHARMACEUTICALS

LB206 is a development candidate.

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Tumor Unlocking IgG1 hinges susceptible to cleavage in diseased tissue by various natural processes Peripheral Stability IgG1 hinges naturally resistant to cleavage in serum Deactivation Second cleaving event terminates CD3 activity LB206: Designed to concentrate and drive potent CD3 activity in solid tumors with a wide therapeutic index DEACTIVATIONACTIVATION PD-L1LB206 is a development candidate.

22 0 50 100 150 200 250 300 350 0 3 6 9 12 15 18 21 M e a n t u m o r v o l. ( m m 3 ) Time on treatment (days) IgG1 Control LB206 8.5 mg/kg (n=8) 4.5 mg/kg (n=8) 8.5 mg/kg (n=8) Dose administered 1 Mean body weight values for Day 0 and Day 20 within +/- 6% range for each of the four groups. Potent CD3-driven anti-tumor activity observed in MDA-MB-231 mouse xenograft model LB206 is a development candidate. Atezolizumab 8.5 mg/kg (n=8) LB206: In vivo data demonstrated significant tumor regressions with LB206 in a difficult-to-treat mouse model In vivo mouse xenograft1 LB206 is a development candidate.LB206 is a PD-L1xCD3 development candidate.

23 LB206: In vivo data from follow-up experiment demonstrated regression of large tumors in a difficult-to-treat mouse model 0 100 200 300 400 500 600 0 3 6 9 12 15 18 21 0 100 200 300 400 500 600 0 3 6 9 12 15 18 21 Time on treatment (days) Time on treatment (days) LB206 8.5 mg/kg (n=5) LB206 1.5 mg/kg (n=5) 1 5 2 3 4 1 5 2 3 4 1 2 3 4 5 1 2 3 4 5 In d iv . t u m o r v o l. ( m m 3 ) In d iv . t u m o r v o l. ( m m 3 ) 1 MDA-MB231 mouse xenograft model. For 10 mg/kg IgG1 effector null control, mean tumor volume increased from 426 mm3 on Day 0 to 784 mm3 on Day 13 (n=4, 1 control mouse with morbidity sacrificed after Day 4 and excluded from calculation of mean). In vivo follow-up mouse xenograft1 LB206 is a PD-L1xCD3 development candidate.

ORX750 in Narcolepsy 24

ORX750: Orally administered, selective orexin receptor-2 (OX2R) agonist

In preclinical development for treatment of NT1; IND-enabling activities underway

Narcolepsy Type 1 (NT1)

A rare neurological condition that affects the brain's ability to regulate the normal sleep-wake cycle

Caused by a profound loss of orexin neurons in the brain

~ 3M Estimated global prevalence of narcolepsy

Approx. ~ 50% of narcolepsy patients have NT1

~$2B+ narcolepsy market[1]

High unmet need

Current treatments do not restore normal function; symptoms persist despite polypharmacy

75% patients experience EDS[1]

50% patients still have 1-2 cataplexy episodes per day[2]

ORX750 designed to **reactivate orexin** signaling in the brain

Highly validated human target with clinical proof of concept in NT1

Exploring follow-up orexin agonists for potential expansion opportunities into sleep disorders and broader neurological indications

CENTESSA PHARMACEUTICALS

EDS is excessive daytime sleepiness. In March 2023, ORX750 was announced as the Company's product candidate for the treatment of NT1 with potential expansion into other sleep disorders. 1. Evaluate Pharma 2021. 2. Maski K, et al. J Clin Sleep Med 2017;13;419–25.

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Structure-based drug design has enabled the discovery of ORX750 as potential orexin signaling ‘replacement therapy’ for NT1, with potential indication expansion beyond NT1 Illustration of OX2R structure bound to prototype small molecule orexin agonist (shown in purple) 26

ORX750 increased wakefulness in NT1 model and wild type mice 27 NT1 model mice *P < 0.05 vs. 0 mg/kg • ORX750 increased time awake in an NT1 mouse model, showing maximal wake promotion (ceiling effect) at doses shown • Wake % time in wild type mice showed a dose- related response which supports potential indication expansion beyond NT1 • Additional ORX750 preclinical data to be presented at World Sleep in Oct. 2023 0 0.3 1 3 0 20 40 60 80 100 mg/kg W a k e % t im e ✱ ✱✱ 0 1 3 10 0 20 40 60 80 100 mg/kg W a k e % t im e ✱ ✱ ✱ Wild type mice ORX750 was dosed orally during the rest phase in the PiezoSleep assay; percent time spent awake in the first 2 h after dosing is quantified. NT1 model shown here is orexin/ataxin-3 (Atax) mice, which recapitulates the degeneration of orexin neurons associated with NT1.

Centessa is fueling multiple pathways to value creation 28 Multiple potential blockbuster assets Cash runway into 2026 enables multiple clinical readouts World-class R&D team Note: The Company reported $303.6 million in cash, cash equivalents and short-term investments as of June 30, 2023. In addition, the Company received approximately $15.0 million in gross proceeds through ATM sales in August 2023.

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